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Exhibit 10.4

FIRST AMENDMENT
TO
LICENSE AGREEMENT

        THIS FIRST AMENDMENT (this "Amendment") is entered into as of July 31, 2002 and amends that certain License Agreement made effective as of November 24, 1997 by and between CF 98, L.P., a Texas limited partnership ("Licensor") and Trammell Crow Company, a Delaware corporation ("Licensee") (such agreement is referred to herein as the "License Agreement"). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the License Agreement.

RECITALS

        WHEREAS, Licensee and CFH Trade-Names, L.P., a Texas limited partnership ("CFHT"), entered into the License Agreement effective as of November 24, 1997;

        WHEREAS, effective September 1, 1998, CFHT assigned to Licensor, and Licensor accepted, all of CFHT's rights to the name "Trammell Crow" and all of CFHT's rights under the License Agreement;

        WHEREAS, Licensor and Licensee desire to amend the License Agreement pursuant to Section 23 thereof in order to modify the definition of "Residential Real Estate Business" (as defined in the License Agreement).

        NOW, THEREFOR, in consideration of the above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

  1.
  Amendment and Restatement of Exhibit B. Exhibit B to the License Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit B to this Amendment.

  2.
  Governing Law. This Amendment will be construed and enforced in accordance with the laws of the State of Texas, excluding and without giving effect to the principles of conflict of laws.

  3.
  Effect of Amendment. Except as herein specifically amended or supplemented, the License Agreement shall continue in full force and effect in accordance with its terms.

  4.
  Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will constitute one document.

[SIGNATURE PAGE TO FIRST AMENDMENT TO LICENSE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized representatives as of the date first written above.

LICENSOR:	LICENSEE:

CF 98, L.P.	TRAMMELL CROW COMPANY

By:	Crow Family, Inc., its sole general partner
By
/s/ ROBERT E. SULENTIC
Name:
Robert E. Sulentic
Title:
President and Chief Executive Officer
By
/s/ ANTHONY W. DONA
Name:
Anthony W. Dona
Title:
Executive Vice President

S-1

EXHIBIT B

SERVICES

        "Services" shall mean and include any and all activities, goods, products and services in any and all areas of business except for the "Residential Real Estate Business."

        "Residential Real Estate Business" means the business of ownership, acquisition, construction, development, management and brokerage of residential facilities, rental housing and for sale housing and the provision of services to users of residential real estate services including owners, investors, buyers, sellers, landlords, tenants, brokers, advisors and financial institutions; provided, that neither of the following shall be considered to be included within the definition of "Residential Real Estate Business": (i) providing investment sales brokerage services to buyers and sellers of multi-family residential facilities, and (ii) ownership, acquisition, construction, development, management and brokerage of, or providing services with respect to, mixed use projects (i.e., projects combining retail, office, industrial or other property use with residential use) where residential use is not the dominant use of the overall project. (Thus, for example, Licensee may not engage in the Residential Real Estate Business under the name "Trammell Crow" or any of the other Trademarks. Should Licensee elect to engage in the Residential Real Estate Business under another name, i.e., a name that is not one of the Trademarks or a name confusingly similar thereto, Licensee would be permitted to describe in Licensee's SEC filings and communications with the financial and investment community that Licensee is engaged in such business under that other name.)

B-1

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FIRST AMENDMENT TO LICENSE AGREEMENT
RECITALS
AGREEMENT
EXHIBIT B SERVICES